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                                                                   Exhibit 99.26

GE CAPITAL MORTGAGE SERVICES, INC.

AMENDED MONTHLY STATEMENT

 JANUARY 1997

REMIC Multi-Class Pass-Through Certificates

Series 1996-11

     Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

(a) The amounts below are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 11-A1 ...   $   15.21993870             Class 11-A12 ..   $    0.00000000
Class 11-A2 ...   $   13.38983889             Class 11-A13 ..   $    0.00000000
Class 11-A3 ...   $    0.00000000             Class 11-A14 ..   $    0.00000000
Class 11-A4 ...   $    0.00000000             Class 11-PO ...   $    1.10635603
Class 11-A5 ...   $    0.69827282             Class 11-M ....   $    0.69828109
Class 11-A6 ...   $    9.04584771             Class 11-B1 ...   $    0.69828060
Class 11-A7 ...   $    0.00000000             Class 11-B2 ...   $    0.69828060
Class 11-A8 ...   $    0.00000000             Class 11-B3 ...   $    0.69828326
Class 11-A9 ...   $    0.69827264             Class 11-B4 ...   $    0.69828104
Class 11-A10 ..   $   10.98703774             Class 11-B5 ...   $    0.69828518
Class 11-A11 ..   $   81.02405557             Class 11-R ....   $    0.00000000
                                              Class 11-RL ...   $    0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 11-A1 ...   $   13.52950593             Class 11-A12 ..   $    0.00000000
Class 11-A2 ...   $   11.90266980             Class 11-A13 ..   $    0.00000000
Class 11-A3 ...   $    0.00000000             Class 11-A14 ..   $    0.00000000

Class 11-A4 ...   $    0.00000000             Class 11-PO ...   $    0.98347640
Class 11-A5 ...   $    0.62071776             Class 11-M ....   $    0.00000000
Class 11-A6 ...   $    8.04115264             Class 11-B1 ...   $    0.00000000
Class 11-A7 ...   $    0.00000000             Class 11-B2 ...   $    0.00000000
Class 11-A8 ...   $    0.00000000             Class 11-B3 ...   $    0.00000000

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Class 11-A9 ...   $    0.62071760             Class 11-B4 ...   $    0.00000000
Class 11-A10 ..   $    9.76674054             Class 11-B5 ...   $    0.00000000
Class 11-A11 ..   $   72.02495765             Class 11-R ....   $    0.00000000
                                              Class 11-RL ...   $    0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

Class 11-A1 ...   $    5.48180040             Class 11-A13 ..   $    0.00000000
Class 11-A2 ...   $    5.52407035             Class 11-A14 ..   $    5.83333363
Class 11-A3 ...   $    6.25000000             Class 11-M ....   $    6.22875115
Class 11-A4 ...   $    6.24999989             Class 11-B1 ...   $    6.22875159
Class 11-A5 ...   $    6.22875135             Class 11-B2 ...   $    6.22875159
Class 11-A6 ...   $    5.10213688             Class 11-B3 ...   $    6.22873030
Class 11-A7 ...   $    2.12923820             Class 11-B4 ...   $    6.22873474
Class 11-A8 ...   $    5.83333333             Class 11-B5 ...   $    6.22875343
Class 11-A9 ...   $    6.22875102             Class 11-S ....   $    0.36619207
Class 11-A10 ..   $    5.57956842             Class 11-R ....   $    0.00000000
Class 11-A11 ..   $    3.95146922             Class 11-RL ...   $    0.00000000
Class 11-A12 ..   $    5.83333331

     iv)  Accrual Amount:                     Class 11-A13...   $     13,727.32

     v)   The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................         0.26143703

(b) The amounts below are for the aggregate of all Certificates.

     vi)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $291,887,509.03

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................              1,023

     vii) The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii)

          the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate            Single
                                       Principal Balance     Certificate Balance

                    Class 11-A1 ...      $  4,631,831.96               924.52
                    Class 11-A2 ...      $ 41,801,656.02               933.59
                    Class 11-A3 ...      $ 26,146,000.00             1,000.00
                    Class 11-A4 ...      $ 35,697,791.00             1,000.00
                    Class 11-A5 ...      $ 18,124,637.74               995.90

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                    Class 11-A6 ...      $ 45,657,745.38               955.14
                    Class 11-A7 ...      $ 45,657,745.38               955.14
                    Class 11-A8 ...      $ 31,969,488.00             1,000.00
                    Class 11-A9 ...      $  9,877,187.25               995.90
                    Class 11-A10 ..      $  3,750,964.92               945.51
                    Class 11-A11 ..      $  4,354,381.43               596.37
                    Class 11-A12 ..      $ 39,671,323.00             1,000.00
                    Class 11-A13 ..      $  2,366,982.96             1,035.51
                    Class 11-A14 ..      $  8,426,967.00             1,000.00
                    Class 11-PO ...      $  2,940,550.70               987.53
                    Class 11-M ....      $  5,240,485.91               995.90
                    Class 11-B1 ...      $  3,743,172.22               995.90
                    Class 11-B2 ...      $  3,743,172.22               995.90
                    Class 11-B3 ...      $  1,497,268.88               995.90
                    Class 11-B4 ...      $    898,361.33               995.90
                    Class 11-B5 ...      $  1,347,541.11               995.90
                    Class 11-S ....      $238,467,920.98                 0.00
                    Class 11-R ....      $          0.00                 0.00
                    Class 11-RL ...      $          0.00                 0.00

    viii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
          unpaid principal balance .........................    $             0
          number of related mortgage loans .................                  0

     ix)  The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

            (a)  delinquent
                (1)  30-59 days
             Number                10       Principal Balance   $  2,758,207.54
                (2)  60-89 days

             Number                 1       Principal Balance   $    236,458.66
                (3)  90 days or more
             Number                 1       Principal Balance   $    264,948.24

            (b)  in foreclosure
             Number                 0       Principal Balance   $          0.00

     x)   The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00

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     xi)  The Certificate Interest Rates, applicable to the
          Interest Accrual Period relating to such Distribution Date:

              Class 11-A6: ..............          6.350000%
              Class 11-A7: ..............          2.650000%
              Class 11-S: ...............          0.550140%

          The Certificate Interest Rates, applicable to the current Interest Accrual Period:

              Class 11-A6: ..............          6.100000%
              Class 11-A7: ..............          2.900000%

     xii) The Senior Percentage for such Distribution Date;           94.330500%

          The Junior Percentage for such Distribution Date;            5.669500%

    xiii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%